EXHIBIT 21
SUBSIDIARIES OF THE COMPANY

Name of Subsidiary	State of Organization
Paramount Real Estate Services, Inc.	Delaware
HCN Development Services Group, Inc.	Indiana
Windrose Southside Properties, Ltd.	Florida
Windrose Northside Properties, Ltd.	Florida
HCRI Pennsylvania Properties, Inc.	Pennsylvania
HCRI Texas Properties, Inc.	Delaware
HCRI Texas Properties, Ltd.	Texas
HCRI Nevada Properties, Inc.	Nevada
HCRI Louisiana Properties, L.P.	Delaware
HCRI Southern Investments I, Inc.	Delaware
Windrose Wellington Properties, Ltd.	Florida
Lake Mead Medical Investors Limited Partnership	Florida
HCN BCC Holdings, Inc.	Delaware
HCRI Limited Holdings, Inc.	Delaware
HCRI Tennessee Properties, Inc.	Delaware
Pennsylvania BCC Properties, Inc.	Pennsylvania
HCRI North Carolina Properties, LLC	Delaware
FLA-PALM COURT, Limited Partnership	Florida
Windrose Columbia Properties, Ltd.	Florida
Windrose Palms West III Properties, Ltd.	Florida
Windrose Palms West IV Properties, Ltd.	Florida
Windrose Palms West V Properties, Ltd.	Florida
Windrose West Boca Properties, Ltd.	Florida
CAL-GAT Limited Partnership	Florida
CAL-LAK Limited Partnership	Florida
Windrose Sierra Properties, Ltd.	Florida
Windrose West Tower Properties, Ltd.	Florida
HCRI Massachusetts Properties, Inc.	Delaware
HCRI Massachusetts Properties Trust	Massachusetts
Brierbrook Partners, L.L.C.	Tennessee
HCRI Indiana Properties, Inc.	Delaware
HCRI Indiana Properties, LLC	Indiana
HCRI Holdings Trust	Massachusetts
Hammes Company Green Bay I, LLC	Wisconsin
Hammes Company Green Bay II, LLC	Wisconsin
Med Properties Asset Group, L.L.C.	Indiana
HCRI Maryland Properties, LLC	Maryland
HCRI Massachusetts Properties Trust II	Massachusetts
HCRI Beachwood, Inc.	Ohio
HCRI Broadview, Inc.	Ohio
HCRI Westlake, Inc.	Ohio

Name of Subsidiary	State of Organization
HCRI Wisconsin Properties, LLC	Wisconsin
HCRI North Carolina Properties I, Inc.	North Carolina
HCRI North Carolina Properties II, Inc.	North Carolina
HCRI North Carolina Properties III, Limited Partnership	North Carolina
HCRI Kentucky Properties, LLC	Kentucky
Badger RE Portfolio I, LLC	Wisconsin
HCRI Mississippi Properties, Inc.	Mississippi
Windrose Medical Properties, L.P.	Virginia
HCRI Illinois Properties, LLC	Delaware
HCRI Missouri Properties, LLC	Delaware
Badger RE Portfolio II, LLC	Wisconsin
Badger RE Portfolio III, LLC	Wisconsin
HCRI Tucson Properties, Inc.	Delaware
Badger RE Portfolio IV, LLC	Wisconsin
AMCO I, LLC	Wisconsin
WMPT Bellaire L.P.	Virginia
WMPT Bellaire Properties, L.L.C.	Virginia
Windrose Mount Vernon Properties, L.L.C.	Virginia
Windrose Ocala Urology Properties, L.L.C.	Virginia
Windrose Winn Way Properties, L.L.C.	Virginia
WMPT Pearland Properties, L.L.C.	Virginia
WMPT Pearland, L.P.	Virginia
WMPT Stone Oak Properties, L.L.C.	Virginia
WMPT Stone Oak, L.P.	Virginia
WMPT Tomball Properties, L.L.C.	Virginia
WMPT Tomball, L.P.	Virginia
Windrose 310 Properties, L.L.C.	Tennessee
Windrose Copley Properties, L.L.C.	Virginia
Windrose 4475 Sierra Properties, L.L.C.	Delaware
Windrose Medical Properties Management, L.L.C.	Virginia
Windrose SPE Mount Vernon Properties, Inc.	Georgia
HCRI Cold Spring Properties, LLC	Delaware
HCRI Eddy Pond Properties Trust	Massachusetts
HCRI Investments, Inc.	Delaware
HCRI Asheboro Holdings, Inc.	North Carolina
HCRI Asheboro Properties, LP	North Carolina
HCRI Forest City Holdings, Inc.	North Carolina
HCRI Forest City Properties, LP	North Carolina
HCRI Greenville Holdings, Inc.	North Carolina
HCRI Greenville Properties, LP	North Carolina
HCRI Smithfield Holdings, Inc.	North Carolina
HCRI Smithfield Properties, LP	North Carolina
HCRI Drum Hill Properties, LLC	Delaware
HCRI Fairmont Properties, LLC	Delaware
HCRI Kirkland Properties, LLC	Delaware

Name of Subsidiary	State of Organization
HCRI Ridgeland Pointe Properties, LLC	Delaware
Windrose Park Medical Properties, L.L.C.	Virginia
Windrose Partell Medical Center, L.L.C.	Virginia
HCRI Abingdon Holdings, Inc.	North Carolina
HCRI Abingdon Properties, LP	North Carolina
HCRI Burlington Manor Holdings, Inc.	North Carolina
HCRI Burlington Manor Properties, LP	North Carolina
HCRI Concord Place Holdings, Inc.	North Carolina
HCRI Concord Place Properties, LP	North Carolina
HCRI Eden Holdings, Inc.	North Carolina
HCRI Eden Properties, LP	North Carolina
HCRI Gaston Manor Holdings, Inc.	North Carolina
HCRI Gaston Manor Properties, LP	North Carolina
HCRI High Point Manor Holdings, Inc.	North Carolina
HCRI High Point Manor Properties, LP	North Carolina
HCRI Skeet Club Manor Holdings, Inc.	North Carolina
HCRI Skeet Club Manor Properties, LP	North Carolina
HCRI Statesville Place Holdings I, Inc.	North Carolina
HCRI Statesville Place Holdings II, Inc.	North Carolina
HCRI Statesville Place Properties I, LP	North Carolina
HCRI Statesville Place Properties II, LP	North Carolina
HCRI Weddington Park Holdings, Inc.	North Carolina
HCRI Weddington Park Properties, LP	North Carolina
Cooper Holding, L.L.C.	Florida
Windrose Aberdeen I Properties, L.L.C.	Florida
Cooper, L.L.C.	Delaware
WMPT Sacramento Properties, L.L.C.	Virginia
Windrose Coral Springs Properties, L.L.C.	Virginia
Windrose St. Mary’s Medical Professional Building, L.L.C.	Virginia
WMPT Bellaire POB Properties, L.L.C.	Virginia
WMPT Bellaire POB, L.P.	Virginia
WMPT Trinity Properties, L.L.C.	Virginia
Badger RE Portfolio V, LLC	Wisconsin
Windrose Central Medical II Properties, L.L.C.	Virginia
WMPT Bellaire HP, L.P.	Virginia
WMPT Bellaire HP Properties, L.L.C.	Virginia
Windrose East West Properties, L.L.C.	Virginia
Windrose Gwinnett I Properties, L.L.C.	Virginia
Windrose Biltmore Properties, L.L.C.	Virginia
WMPT Pearland II Properties, L.L.C.	Virginia
Windrose Lake Mead Properties, L.L.C.	Virginia
WMPT Pearland II, L.P.	Virginia
WMPT Gwinnett II Properties, L.L.C.	Delaware
West Boynton Investors, LLLP	Florida
HCRI Kansas Properties, LLC	Delaware

Name of Subsidiary	State of Organization
HCRI Hunters Glen Properties, LLC	Delaware
HCRI Wilburn Gardens Properties, LLC	Delaware
HCRI Draper Place Properties Trust	Massachusetts
HCRI Marina Place Properties Trust	Massachusetts
Windrose Central Medical Properties, L.L.C.	Delaware
Windrose Central Medical III Properties, L.L.C.	Virginia
HCRI Tennessee Properties, LLC	Delaware
HH Florida, LLC	Delaware
Windrose Johns Creek I Properties, L.L.C.	Delaware
Windrose Johns Creek II Properties, L.L.C.	Virginia
Windrose Johns Creek III Properties, L.L.C.	Virginia
Windrose Lakewood Properties, L.L.C.	Virginia
Windrose Los Gatos Properties, L.L.C.	Virginia
Windrose Palm Court Properties, L.L.C.	Virginia
Windrose Fox Valley Properties, L.L.C.	Virginia
Windrose Yorkville Properties, L.L.C.	Virginia
Healthcare Property Managers of America, LLC	Florida
Medical Real Estate Property Managers of America, LLC	Florida
Windrose Union City Properties, L.L.C.	Virginia
HCRI Dayton Place — Denver Properties, LLC	Delaware
HCRI New Hampshire Properties, LLC	Delaware
Windrose Union City II Properties, L.L.C.	Tennessee
Windrose Fayetteville Properties, L.L.C.	Delaware
WMPT Aberdeen II Management, L.L.C.	Delaware
Windrose Aberdeen II Properties, L.L.C.	Delaware
Windrose Atrium Properties, L.L.C.	Delaware
Windrose Edinburg Properties, L.L.C.	Delaware
Windrose Osler Properties, L.L.C.	Delaware
Windrose Santa Anita Properties, L.L.C.	Delaware
Windrose Southpointe Properties, L.L.C.	Delaware
WMPT Aberdeen I Management, L.L.C.	Delaware
WMPT Atrium Management, L.L.C.	Delaware
WMPT Columbia Management, L.L.C.	Delaware
WMPT Congress I Management, L.L.C.	Delaware
WMPT Congress II Management, L.L.C.	Delaware
WMPT Desert Springs Management, L.L.C.	Delaware
WMPT Edinburg Management, L.L.C.	Delaware
WMPT Northside Management, L.L.C.	Delaware
WMPT Osler Management, L.L.C.	Delaware
WMPT Palms West III Management, L.L.C.	Delaware
WMPT Palms West IV Management, L.L.C.	Delaware
WMPT Palms West V Management, L.L.C.	Delaware
WMPT Santa Anita Management, L.L.C.	Delaware
WMPT Sierra Management, L.L.C.	Delaware
WMPT Southpointe Management, L.L.C.	Delaware

Name of Subsidiary	State of Organization
WMPT Southside Management, L.L.C.	Delaware
WMPT Wellington Management, L.L.C.	Delaware
WMPT West Boca Management, L.L.C.	Delaware
WMPT West Tower Management, L.L.C.	Delaware
WMPT WPC Management, L.L.C.	Delaware
Windrose Congress I Properties, L.P.	Delaware
Windrose Congress II Properties, L.P.	Delaware
Windrose Desert Springs Properties, L.P.	Delaware
HCRI Provider Properties, LLC	Delaware
111 Lazelle Road East, LLC	Delaware
1425 Yorkland Road, LLC	Delaware
1920 Cleveland Road West, LLC	Delaware
5166 Spanson Drive SE, LLC	Delaware
721 Hickory Street, LLC	Delaware
222 East Beech Street — Jefferson, L.L.C.	Delaware
130 Buena Vista Street, LLC	Delaware
1785 Freshley Avenue, LLC	Delaware
1850 Crown Park Court, LLC	Delaware
5700 Karl Road, LLC	Delaware
Windrose Webster Properties, L.P.	Delaware
Windrose WPC Properties, L.P.	Delaware
WMPT Webster Management, L.L.C.	Delaware
HCRI Senior Housing Properties, Inc.	Delaware
Windrose 119 Properties, L.L.C.	Delaware
Windrose Orange Properties, L.L.C.	Delaware
Windrose Princeton Properties, L.L.C.	Delaware
Windrose Trussville Properties, L.L.C.	Delaware
WMPT 119 Management, L.L.C.	Delaware
WMPT Princeton Management, L.L.C.	Delaware
WMPT Trussville Management, L.L.C.	Delaware
209 Merriman Road, L.L.C.	Delaware
Windrose Lafayette Properties, L.L.C.	Delaware
Windrose Tulsa Properties, L.L.C.	Delaware
WMPT Lafayette Management, L.L.C.	Delaware
WMPT Tulsa Management, L.L.C.	Delaware
HCRI Financing, Inc.	Delaware
Heat Merger Sub, LLC	Delaware
Warrior LP Holdco, LLC	Delaware
WMPT Sacramento, L.P.	Virginia
WMPT Trinity, L.P.	Virginia
Windrose Orange Centre Properties, LLC	Delaware
WMPT Orange Centre Management, LLC	Delaware
Heat OP TRS, Inc.	Delaware
Anchor HCN Properties, LLC	Delaware
HCRI Logistics, Inc.	Delaware
HCRI Merrillville Medical Facility, LLC	Delaware

Name of Subsidiary	State of Organization
HCRI SHC Medical Facility, LLC	Delaware
HCRI Summit Properties, LLC	Delaware
Windrose AZ-Tempe Properties, LLC	Delaware
Windrose Bartlett Properties, LLC	Delaware
Windrose Claremore Properties, LLC	Delaware
Windrose Denton Properties, LLC	Delaware
Windrose Frisco I Properties, LLC	Delaware
Windrose Frisco II Properties, LLC	Delaware
Windrose Glendale Properties, LLC	Delaware
Windrose Las Vegas Properties, LLC	Delaware
Windrose Los Alamitos Properties, LLC	Delaware
Windrose Okatie I Properties, LLC	Delaware
Windrose Palmer Properties, LLC	Delaware
Windrose St. Louis I Properties, LLC	Delaware
Windrose Tucson Properties, LLC	Delaware
HCRI Van Nuys Medical Facility, LLC	Delaware
WMPT AZ-Tempe Management, LLC	Delaware
WMPT Bartlett Management, LLC	Delaware
WMPT Boynton West Management, LLC	Delaware
HCRI Tallahassee Medical Facility, LLC	Delaware
WMPT Claremore Management, LLC	Delaware
WMPT Denton Management, LLC	Delaware
WMPT Frisco I Management, LLC	Delaware
WMPT Frisco II Management, LLC	Delaware
WMPT Glendale Management, LLC	Delaware
WMPT Las Vegas Management, LLC	Delaware
WMPT Los Alamitos Management, LLC	Delaware
WMPT Okatie I Management, LLC	Delaware
WMPT Palmer Management, LLC	Delaware
WMPT St. Louis I Management, LLC	Delaware
WMPT Tucson Management, LLC	Delaware
Windrose Niagara Falls Properties, LLC	Delaware
Windrose Physicians Plaza Properties, LLC	Delaware
Windrose West Seneca Properties, LLC	Delaware
WMP Niagara Falls Management, LLC	Delaware
WMP Physicians Plaza Management, LLC	Delaware
WMP West Seneca Management, LLC	Delaware
Windrose AWPC II Properties, LLC	Delaware
Windrose Bethesda Properties, LLC	Delaware
Windrose Wellington Properties, LLC	Delaware
WMP AWPC II Management, LLC	Delaware
WMP Bethesda Management, LLC	Delaware
WMP Boynton Beach Management, LLC	Delaware
WMP Wellington Management, LLC	Delaware
HCN Access Holdings, LLC	Delaware
HCN Access Las Vegas I, LLC	Delaware

Name of Subsidiary	State of Organization
Plaza / HCN Properties Phoenix Biomedical Plaza L.L.C.	Delaware
HCRI Financial Services, LLC	Delaware
HCRI Prestonwood Medical Facility, LLC	Delaware
HCN Interra Lake Travis LTACH, LLC	Delaware
HCN Lake Travis Holdings, LLC	Delaware
HCN Lake Travis Property One, LLC	Delaware
HCN Lake Travis Property Two, LLC	Delaware
HCN Plaza Holdings, LLC	Delaware
Bellevue Healthcare Properties, LLC	Delaware
Windrose Cottonwood Properties, LLC	Delaware
WMP Cottonwood Management, LLC	Delaware
Windrose Southlake Properties, LLC	Delaware
WMP Southlake Management, LLC	Delaware
Windrose TSM I Properties, LLC	Delaware
WMP TSM I Management, LLC	Delaware
HC Summit I, LLC	Wisconsin
WTP Healthcare Properties, LLC	Delaware
Windrose East Valley Properties, LLC	Delaware
WMP East Valley Management, LLC	Delaware
Windrose Northwest Professional Plaza Properties, LLC	Delaware
WMP Northwest Professional Plaza Management, LLC	Delaware
Anchor HCN Doylestown, LLC	Delaware
Anchor HCN Properties II, LLC	Delaware
HCRI Illinois Properties II, LLC	Delaware
HCN Anchor Properties, LLC	Delaware
HCN Medicus Holdings, LLC	Delaware
HCRI Exchange Properties I, LLC	Delaware
HCRI Cumberland Properties, LLC	Delaware
HCRI Exchange Management I, LLC	Delaware
Stafford Medical Office Pavilion, LLC	Delaware
HCRI Boardman Properties, LLC	Delaware
4500 Dorr Street Holdings, LLC	Delaware
HCN Rendina Holdings, LLC	Delaware
HCN Rendina Merced, LLC	Delaware
12429 Scofield Farms Drive, LLC	Delaware
1460 Johnson Ferry Road, LLC	Delaware
1565 Virginia Ranch Road, LLC	Delaware
1710 S.W. Health Parkway, LLC	Delaware
2860 Country Drive, LLC	Delaware
350 Locust Drive, LLC	Delaware
430 North Union Road, LLC	Delaware
4855 Snyder Lane, LLC	Delaware
655 Mansell Road, LLC	Delaware

Name of Subsidiary	State of Organization
7231 East Broadway, LLC	Delaware
799 Yellowstone Drive, LLC	Delaware
800 Oregon Street, LLC	Delaware
9802 48th Drive NE, LLC	Delaware
1011 E. Pecan Grove Road, LLC	Delaware
1329 Brown Street, LLC	Delaware
1625 W. Spring Street, LLC	Delaware
1818 Martin Drive, LLC	Delaware
2281 Country Club Drive, LLC	Delaware
311 E. Hawkins Parkway, LLC	Delaware
402 South Colonial Drive, LLC	Delaware
5550 Old Jacksonville Highway, LLC	Delaware
5902 North Street, LLC	Delaware
750 North Collegiate Drive, LLC	Delaware
HCN Navvis Clarkson Valley, LLC	Delaware
23 Southpointe Drive, LLC	Delaware
2416 Brentwood Street, LLC	Delaware
200 E. Village Road, LLC	Delaware
1340 N. Washington Street Boulevard, LLC	Delaware
5165 Summit Ridge Court, LLC	Delaware
2695 Valleyview Boulevard, LLC	Delaware
500 Seven Fields Boulevard, LLC	Delaware
100 Knoedler Road, LLC	Delaware
8503 Mystic Park, LLC	Delaware
3434 Watters Road, LLC	Delaware
3200 West Slaughter Road, LLC	Delaware
8702 South Course Drive, LLC	Delaware
3625 Green Crest Street, LLC	Delaware
3921 North Main Street, LLC	Delaware
17231 Mill Forest Road, LLC	Delaware
5437 Eisenhauer Road, LLC	Delaware
HCN-TH Wisconsin I, LLC	Delaware
HCN-TH Wisconsin II, LLC	Delaware
HCN-TH Wisconsin III, LLC	Delaware
HCN-TH Wisconsin IV, LLC	Delaware
HCN-TH Wisconsin V, LLC	Delaware
HCN-TH Wisconsin VI, LLC	Delaware
HCN-TH Wisconsin VII, LLC	Delaware
HCN-TH Wisconsin VIII, LLC	Delaware
HCRI TRS Acquirer, LLC	Delaware
HCRI Akron Properties, LLC	Delaware
HCRI TRS Acquirer II, LLC	Delaware
HCN FCE Life Sciences, LLC	Delaware